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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE act of 1934

Date of Report: January 31, 2002.

                      Circuit City Credit Card Master Trust
                    -----------------------------------------

      United States                000-26172                   58-1897792
   --------------------      --------------------        --------------------
     (State or other              (Commission                 (IRS Employer
     jurisdiction of               File No.)               Identification No.)
      incorporation)

        225 Chastain Meadows Court
             Kennesaw, Georgia                                  30144
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 770-423-7900

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.


Item 5. The primary assets of the Circuit City Credit Card Master Trust (the "Trust") are a pool of receivables arising under certain consumer revolving credit card accounts. Prior to December 31, 2001, the receivables arising in these accounts were transferred by First North American National Bank ("FNANB") to the Trust pursuant to a master pooling and servicing agreement. On and

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               after December 31, 2001, the receivables were and are transferred and sold by FNANB to Tyler International Funding, Inc. ("Tyler Funding") pursuant to a receivables purchase agreement and then transferred by Tyler Funding to the Trust pursuant to an amended and restated master pooling and servicing agreement. Effective as of December 31, 2001, the master pooling and servicing agreement was amended and restated by the parties to that agreement for the purpose of substituting Tyler Funding for FNANB as the transferor to the Trust and otherwise updating and conforming various provisions of that agreement.

               Effective as of December 31, 2001, each of the Series 1996-1 Supplement to the Master Pooling and Servicing Agreement, the Series 1998-2 Supplement to the Master Pooling and Servicing Agreement, the Series 2000-1 Supplement to the Master Pooling and Servicing Agreement, the Series 2000-2 Supplement to the Master Pooling and Servicing Agreement and the Series 2001-1 Supplement to the Master Pooling and Servicing Agreement was amended by the parties to those agreements for the purpose of substituting Tyler Funding for FNANB as the transferor to the Trust and otherwise updating and conforming various provisions of those agreements.

               Each of (i) the Receivables Purchase Agreement dated as of December 31, 2001 between FNANB, as seller, and Tyler Funding, as purchaser, (ii) the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler Funding, as transferor, FNANB, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee, and (iii) the Omnibus Amendment to Series Supplements dated as of December 31, 2001 among Tyler Funding, as transferor, FNANB, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee, are included with this report as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               The following is filed as an Exhibit to this Report under Exhibit 4.

               Exhibit 4.1. Receivables Purchase Agreement dated as of December 31, 2001 between First North

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               American National Bank, as seller, and Tyler International
               Funding, Inc., as purchaser.

               The following is filed as an Exhibit to this Report under Exhibit 4.

               Exhibit 4.2. Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee.

               The following is filed as an Exhibit to this Report under Exhibit 4.

               Exhibit 4.3. Omnibus Amendment to Series Supplements dated as of December 31, 2001 among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee.

Item 8.        Not Applicable.

Item 9.        Not Applicable.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Circuit City Credit Card Master Trust

                                         By:    FIRST NORTH AMERICAN NATIONAL
                                                BANK,
                                                as Servicer

                                         By: /s/ Philip J. Dunn
                                         Name:    Philip J. Dunn
                                         Title:   Vice President

Date: January 31, 2002





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                                  EXHIBIT INDEX

Exhibit                        Description
-------                        -----------

4.1 Receivables Purchase Agreement dated as of December 31, 2001 between First North American National Bank, as seller, and Tyler International Funding, Inc., as purchaser.

4.2 Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee.

4.3 Omnibus Amendment to Series Supplements dated as of December 31, 2001 among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Bankers Trust Company, as trustee.